AMENDMENT NO. 12

TO FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

This Amendment No. 12 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the “Trust”) amends the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Peak Retirement™ Now Fund to Invesco Peak Retirement™ Destination Fund and to add Invesco Peak Retirement™ 2010 Fund, effective April 30, 2021;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 22, 2021.

By: /s/ Jeffrey H. Kupor
Names: Jeffrey H. Kupor
Title: Secretary, Senior Vice President and
Chief Legal Officer

EXHIBIT 1

“SCHEDULE A

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Active Allocation Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Convertible Securities Fund	Class A Shares
Class C Shares
Class F Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Global Low Volatility Equity Yield Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Income Allocation Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco International Diversified Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Main Street Mid Cap Fund®	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Main Street Small Cap Fund®	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Quality Income Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Select Risk: Conservative Investor Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Select Risk: Growth Investor Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class S Shares
Class T Shares
Class Y Shares

Invesco Select Risk: High Growth Investor Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Select Risk: Moderate Investor Fund	Class A Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Select Risk: Moderately Conservative Investor Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class S Shares
Class T Shares
Class Y Shares

Invesco Peak Retirement™ 2010 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ 2015 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ 2020 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ 2025 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ 2030 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ 2035 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ 2040 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ 2045 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ 2050 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ 2055 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ 2060 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ 2065 Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Peak Retirement™ Destination Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Small Cap Growth Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class S Shares
Class T Shares
Class Y Shares
Investor Class Share”